THRIVENT FINANCIAL SECURITIES LENDING TRUST

Power of Attorney of Trustees and Officers

KNOW ALL PERSONS BY THESE PRESENT, that each of the undersigned trustees and/or officers of THRIVENT FINANCIAL SECURITIES LENDING TRUST, a Massachusetts business trust, does hereby make, constitute and appoint Marlene J. Nogle, John C. Bjork, James E. Nelson, and Woodrow E. Eno, and each or any of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such trustee and/or officer of such Company to a Registration Statement or Registration Statements, on Form N-1A or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by such Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Investment Company Act of 1940, as amended, of shares of such Company, and to file the same, with all exhibits thereto and other supporting documents, with such Commission, granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, each of the undersigned has hereunto set his or her hand this 25th day of August, 2004.

/s/ F. Gregory Campbell                                       /s/ Connie M. Levi
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F. Gregory Campbell                                           Connie M. Levi
Trustee                                                       Trustee

/s/ Richard L. Gady                                           /s/ Edward W. Smeds
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Richard L. Gady                                               Edward W. Smeds
Trustee                                                       Trustee

/s/ Herbert F. Eggerding                                      /s/ Pamela J. Moret
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Herbert F. Eggerding                                          Pamela J. Moret
Trustee                                                       President and Trustee

/s/ Noel K. Estenson                                          /s/ Charles D. Gariboldi
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Noel K. Estenson                                              Charles D. Gariboldi
Trustee                                                       Treasurer